BANKNORTH FUNDS
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     Supplement to the Prospectus and Statement of Additional  Information dated
November 30, 2002

     On March 31, 2003, the Banknorth Large Cap Value Fund (the "Value Fund") merged into the Banknorth Large Cap Core Fund. Accordingly, the Value Fund is no longer available for investment.

                                                             March 31, 2003

Cusip 06646S402
28343 (3/03)